UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 15, 2008

SeraCare Life Sciences, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-33045 (Commission File Number)	33-0056054 (IRS Employer Identification No.)

37 Birch Street Milford, Massachusetts (Address of principal executive offices)	01757 (Zip Code)
Registrant’s telephone number, including area code: (508) 244-6400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EX-99.1 Press Release issued by SeraCare Life Sciences, Inc. dated May 15, 2008

Item 8.01 Other Events.
On May 15, 2008, the Company issued a press release announcing the filing of the Company’s Quarterly Report for the quarter ended March 31, 2008. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K. This information is being furnished under Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liability of such section.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits:

Exhibit Number	Description

99.1	Press Release issued by SeraCare Life Sciences, Inc. dated May 15, 2008.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SeraCare Life Sciences, Inc.
Date: May 15, 2008	By:	/s/ Gregory A. Gould
Gregory A. Gould
Chief Financial Officer, Treasurer and Secretary